First Quarter 2023 Investor Presentation May 4, 2023

We make forward-looking statements in this presentation that are subject to risks and uncertainties, many of which are difficult to predict and are generally beyond the Company's control. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans and objectives. When we use the words "believe," "expect," "anticipate," "estimate," "plan," "continue," "intend," "should," "may" or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward- looking: our business and investment strategy; our projected operating results; our ability to obtain financing arrangements; financing and advance rates for mortgage loans, MBS and our potential target assets; our expected leverage; general volatility of the securities markets in which we invest and the market price of our common stock; our expected investments; interest rate mismatches between mortgage loans, MBS and our potential target assets and our borrowings used to fund such investments; changes in interest rates and the market value of MBS and our potential target assets; changes in prepayment rates on mortgage loans, Agency MBS and Non-Agency MBS; effects of hedging instruments on MBS and our potential target assets; rates of default or decreased recovery rates on our potential target assets; the degree to which any hedging strategies may or may not protect us from interest rate volatility; impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; our ability to maintain our qualification as a REIT; our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended; availability of investment opportunities in mortgage-related, real estate- related and other securities; availability of qualified personnel; estimates relating to our ability to make distributions to our stockholders in the future; our understanding of our competition; and the uncertainty and economic impact of pandemics, epidemics or other public health emergencies, such as the COVID-19 pandemic. The forward-looking statements in this presentation are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. You should not place undue reliance on these forward- looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. Some of these factors are described in our filings with the SEC under the headings "Summary," "Risk factors," "Management's discussion and analysis of financial condition and results of operations" and "Business." If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law, we are not obligated to, and do not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation is not an offer to sell securities nor a solicitation of an offer to buy securities in any jurisdiction where the offer and sale is not permitted. Safe Harbor Statement 1

Robert W. Lehman Chief Financial Officer Bonnie M. Wongtrakool Chief Executive Officer Sean Johnson Deputy Chief Investment Officer First Quarter 2023 WMC Earnings Call Presenters Greg Handler Chief Investment Officer 2

Western Asset Mortgage Capital Corporation (“WMC”) is a public REIT that benefits from the leading fixed income management capabilities of Western Asset Management Company, LLC ("Western Asset") • One of the world’s leading global fixed income managers, known for team management, proprietary research, robust risk management and a long-term fundamental value approach. • AUM of $402.1 billion(1) ◦ AUM of the Mortgage and Consumer Credit Group is $67.5 billion(1) ◦ Extensive mortgage and consumer credit investing track record • Publicly traded mortgage REIT positioned to capture attractive current and long-term investment opportunities in the residential mortgage markets. • Completed Initial Public Offering in May 2012 Please refer to page 31 for footnote disclosures. Overview of Western Asset Mortgage Capital Corporation 3

2023 Outlook 4

Mortgage & Consumer Credit Outlook The aftershocks of the COVID experience have been uneven across parts of the economy, geographically, across demographics, and amongst different asset classes with certain segments of the economy operating above and others below the pre-Covid economy. Additionally, geopolitical risks have arisen, broad based inflationary pressures have persisted, and the Federal Reserve’s policy accommodation has been actively reduced, significantly tightening financial conditions. Caught in the crosshairs of this uncertain backdrop, the mortgage and consumer credit spreads and yields have repriced significantly and are well wide of the levels we saw pre-COVID and in December 2018, the last time interest rate increases by the Federal Reserve resulted in an economic slowdown. After booming during the pandemic, home prices have begun to stall and even decline in certain markets under the pressure of higher mortgage rates and lack of affordability. Credit standards have remained high during this cycle and we do not see the risk of higher rates hitting borrowers who already locked in ultra-low mortgage rates. While housing activity has slowed down dramatically with fewer willing sellers and buyers, we do not anticipate a wave of delinquencies and foreclosures or meaningful downside pressure on home prices. We see attractive opportunities in non-agency residential mortgages backed by high quality borrowers with significant built up equity that we believe offer attractive yields. While housing is expected to cool, we do not see a significant risk of widespread defaults or home price correction that current market pricing implies. As the clarity around the pace and timing of tapering by the Federal Reserve is expected to be more certain, and with inflation likely to moderate substantially in 2023, the volatility in rates and spreads is expected to decline significantly. Therefore, we believe that spread normalization, combined with high carry, should provide upside value to our residential holdings. Our Manager's General Investment Outlook 5

Prepayment Risk and Origination Supply are Low 6

Consumer balance sheets have predominantly fixed rate debt • COVID era debt deleveraging has reversed and consumer is now back to pre-pandemic levels • Debt burden expected to grow modestly from here, but still below pre-GFC (Global Financial Crisis) levels (11.1% average back to 1980) US Household Debt Service Ratio, Scenario Analysis 7

• Excess new home construction is a concern but is relatively benign from a historical perspective • Construction and purchase activity expected to slow significantly due to higher rates and reduced affordability • Home price growth expected to decelerate but with limited downside risk Housing Activity Expected to Slow Down 8

Real Estate Credit Under Pressure • Federal rate hikes are stressing valuations, heightening fundamental concerns. Risk premiums have risen reflecting uncertainty, and accordingly we see attractive opportunities for well- underwritten mortgage credit at modest leverage levels. 9

Mortgage Credit Offers Attractive Relative Value • While real estate prices are expected to cool from the record increases, market spreads are elevated with risk premiums. • Reemerging from COVID, lending stayed conservative and real estate markets remain well supported by long-term fundamentals. • Credit spreads are well wide of the levels we saw pre-COVID and in December 2018, the last time interest rate increases by the Federal Reserve resulted in an economic slowdown. 10

Investment Strategy Our primary goal is to generate attractive returns while preserving book value. We continue to find value in credit sensitive mortgages. Under current market conditions we expect to continue to focus investments in non-qualified residential mortgages and other mortgage credit investments that are accretive to portfolio earnings. Target Investments Residential Non-Qualified Mortgages ◦ Program initiated in 2014 ◦ No cumulative principal losses ◦ Strategic partnerships with seasoned originators ◦ Current target coupon in the 7.5%-8.5% range ◦ Average loan to value mid to high 60% at origination ◦ Non-recourse debt through securitization Other Mortgage Credit ◦ Assets with low leverage and strongly underwritten ◦ Residential securities ◦ Commercial loans and securities ◦ Yields between 6%-15% ◦ Favoring long-term financing utilizing structural leverage and low recourse leverage 11

Company Business Highlights The Company continues to execute on its business strategy to focus on residential real estate investments and to take actions to strengthen its balance sheet. • For the three months ended March 31, 2023, the Company received $36.6 million from the repayment or paydown of Commercial Whole Loans, Non-Agency CMBS, and Other Securities. • For the three months ended March 31, 2023, the Company received $30.7 million from the sale or repayment of Residential Whole Loans, and Non-Agency RMBS. • On May 2, 2023, the Company secured a new financing facility for its Non-Agency CMBS and Non-Agency RMBS portfolios, maturing in May 2024, with an initial amount outstanding of $60.0 million. • On February 3, 2023, the CRE 3 loan was sold to an unaffiliated third party for $8.8 million, which was equal to the fair value of the loan at December 31, 2022. At the time of sale, the Company recognized a realized loss of $81.2 million and a related reversal of unrealized loss of the same amount. 12

Please refer to page 31 for footnote disclosures. • GAAP book value per share of $16.46. • Economic book value(5) per share of $17.54. • GAAP net income attributable to common shareholders and participating securities of $6.6 million, or $1.07 per basic and diluted share. • Distributable earnings(2) of $2.2 million, or $0.36 per basic and diluted share. • Economic return on GAAP book value was 7.1%(3) for the quarter. • Economic return on economic book value was 3.8% for the quarter. • 1.39%(4) annualized net interest margin on our investment portfolio. • 2.6x recourse leverage as of March 31, 2023. • On March 30, 2023 we declared a first quarter common dividend of $0.35 per share. First Quarter Financial Results 13

The following are the Company's key metrics as of December 31, 2021; Share Price March 31, 2023 Market Cap (in millions) Q1 Dividend Q1 Dividend Yield Recourse Leverage Net Interest Margin(4) $9.13 $55.1 $0.35 14.3% 2.6x 1.39% Economic Book Value(5) March 31, 2023 Economic Book Value(5) December 31, 2022 Economic Book Value(5) Change Economic Book Value Change Q1 Economic Return(3) $17.54 $17.23 $0.31 1.8% 3.8% Please refer to page 31 for footnote disclosures. WMC Key Metrics as of March 31, 2023 GAAP Book Value March 31, 2023 GAAP Book Value December 31, 2022 GAAP Book Value Change GAAP Book Value Change Share Price to GAAP Book Value $16.46 $15.70 $0.76 4.8% 55.5% 14

Portfolio Summary ($ in thousands) March 31, 2023 No. of Investments Principal Balance Amortized Cost Fair Value Borrowings Residential Whole Loans 2,892 $ 1,134,794 $ 1,163,497 $ 1,074,417 $ 643,739 Commercial Loans 5 80,705 80,691 79,182 48,032 Non-Agency CMBS, including IOs 11 88,990 86,567 62,682 44,443 Agency and Non-Agency RMBS, including IOs(14) 18 39,671 30,448 25,288 58,255 Securitized Commercial Loan(6) 1 1,385,591 1,308,617 1,088,224 1,081,392 Residential Bridge Loans 4 3,091 3,091 2,782 — Other Securities(7) 7 34,644 27,508 24,857 16,962 2,938 $ 2,767,486 $ 2,700,419 $ 2,357,432 $ 1,892,823 47.3% 47.2% 1.0% 2.5% 2.0% Retail and Entertainment Residential Mixed Use Hotel Other (inc. Office, Multifamily and Nursing Facilities) Property Type 46.2% 45.5% 3.4% 2.7% 1.1% 1.0% Securitized Commercial Loans Residential Whole-Loans Commercial Loans Non-Agency CMBS Other Securities Agency and Non-Agency RMBS Residential Bridge Loans Please refer to page 31 for footnote disclosures. Investment Portfolio Overview Investment Type 15

Overview ($ in thousands) March 31, 2023 Total number of loans 2,892 Principal $ 1,134,794 Fair value $ 1,074,417 Unrealized loss $ 89,080 Weighted average remaining term in years 26.7 Weighted average coupon rate 4.8 % Weighted average LTV 65.7 % Weighted average original FICO score(13) 749 Loan Performance Geographic Concentration 79.3% 10.9% 9.8% West Northeast Southeast N um be r o f L oa ns 1 2,855 21 4 1 11 Loans in Forbearance Current 1-30 Days 31-60 Days 61-90 Days 90+ Days 0 250 500 750 1,000 1,250 1,500 1,750 2,000 2,250 2,500 2,750 3,000 Residential Whole Loans Please refer to page 31 for footnote disclosures. 16

Overview ($ in thousands) March 31, 2023 Number of loans held 5 Principal balance $ 80,705 Fair value $ 79,182 Unrealized loss $ 1,509 Percentage of floating rate loans 100.0 % Percentage of senior loans 100.0 % Percentage of performing loans 100.0 % Weighted average extended life in years 1.86 Weighted average original LTV 60.1% 17.0% 55.1% 27.8% Nursing Home/Assisted Living Facilities Hotel Retail Property Type Geographic Concentration 74.9% 4.4% 4.4% 16.2% Northeast Midwest Southeast West Unleveraged Weighted Average Effective Yield 2.6% 3.1% 4.3% 3.8% 6.3% 3/31/22 6/30/22 9/30/22 12/31/22 3/31/2023 0% 2% 4% 6% 8% 10% Commercial Loans 17

Commercial Loans as of March 31, 2023 ($ in thousands)

Loan	Loan Type	Principal Balance	Fair Value	Original LTV	Interest Rate	Maturity Date	Extension Option	Collateral	Geographic Location
CRE 4	Interest-Only First Mortgage	22,204	22,033	63.0%	1-Month SOFR plus 3.38%	8/6/2025[(1)]	None	Retail	CT
CRE 5	Interest-Only First Mortgage	24,535	23,804	62.0%	1-Month LIBOR plus 3.75%	11/6/2023[(2)]	One - 12 month extension	Hotel	NY
CRE 6	Interest-Only First Mortgage	13,207	12,813	62.0%	1-Month LIBOR plus 3.75%	11/6/2023[(2)]	One - 12 month extension	Hotel	CA
CRE 7	Interest-Only First Mortgage	7,259	7,042	62.0%	1-Month LIBOR plus 3.75%	11/6/2023[(2)]	One - 12 month extension	Hotel	IL, FL
SBC 3[(3)]	Interest-Only First Mortgage	13,500	13,490	49.0%	One-Month LIBOR plus 4.35%	5/5/2023	One - 3 month extension	Nursing Facilities	CT
		$ 80,705	$ 79,182						

(1) CRE 4 was granted a three-year extension through August 6, 2025, with a principal pay down of $16.2 million.

(2) In January 2023, CRE 5, 6, and 7 were each granted one-year extensions through November 6, 2023.

(3) In January 2023, the SBC 3 loan was partially paid down by $862 thousand to bring the unpaid principal balance to $13.5 million, and extended the maturity date through May 5, 2023 for a 50 bps extension fee and an increased margin from 4.47% to 5.00%. Borrower may, at its option, extend the above Maturity Date for an additional period of three months through August 4, 2023, with an additional required paydown of $750 thousand and an increased margin from 5.00% to 5.50%.

18

Western Asset Mortgage Capital Corp.

Overview ($ in thousands) Total Conduit SASB Total number of investments 11 3 8 Principal $ 88,990 $ 15,050 $ 73,940 Fair value $ 62,682 $ 10,154 $ 52,528 Unrealized gain(loss) $ (23,885) $ (3,175) $ (20,710) Weighted average expected life in years 2.2 5.5 1.6 Weighted average original LTV 65.4% 62.7% 66.0% 57.1% 7.3% 35.6% Non-Investment Grade Investment Grade D/Not Rated Ratings Category 23.9% 12.9% 6.9% 16.4% 37.3% 2.6% Hotel Office Retail Multifamily Mixed Use Other Property Type Geographic Concentration 64.1% 5.8% 3.0% 3.1% 24.0% West South Northeast Midwest Bahamas Non-Agency CMBS Investments 19

Overview Total number of investments 1 Principal $ 1,385,591 Fair value $ 1,088,224 Unrealized loss $ (220,393) Weighted average expected life in years 2.5 Weighted average yield 6.96 % Securitized Commercial Loan Portfolio Principal Amortized Cost Fair Value Property Type CSMC Trust 2014 - USA $ 1,385,591 $ 1,308,617 $ 1,088,224 Retail and Entertainment Center The Company had variable interest in one third party sponsored CMBS VIEs, CSMC Trust 2014-USA. The Company determined that it was the primary beneficiary of this VIE and was required to consolidate. The securitized commercial loan that serve as collateral for the securitized debt issued by this VIEs can only be used to settle the securitized debt. The following table represents the Company's economic exposure to this VIE, which is limited to the fair value of its investments: Investments in CMBS VIEs Principal Amortized Cost Fair Value CSMC Trust 2014 - USA - Class F $ 14,900 $ 14,255 $ 6,832 Securitized Commercial Loans ($ in thousands) 20

Please refer to page 31 for footnote disclosures. For Three Months Ended March 31, 2023 ($ in thousands - except per share data) Agency RMBS Non- Agency CMBS Non- Agency RMBS Residential Whole Loans Residential Bridge Loans Other Securities Commercial Loans Securitized Commercial Loan Convertible Senior Notes Total Interest Income(10) $ 5 $ 650 144 $ 4,339 $ — $ 266 $ 630 $ 82 $ — $ 6,116 Miscellaneous Income (loss)(11) — — — — — 34 — — — 34 Interest expense (1) (229) (116) (3,626) — (117) (283) (41) (622) (5,035) Swap interest expense — 26 9 352 1 9 24 4 — 425 Net Interest Income 4 447 37 1,065 1 192 371 45 (622) 1,540 Investment realized gain/(loss) — — — — 66 (505) — — — (439) Investment unrealized gain/(loss)(12) 58 (1,700) 565 7,207 — (498) (1,238) (1,042) — 3,352 Securitized debt unrealized gain/(loss) — — — (683) — — — — — (683) Gain (loss) on derivatives (2) (186) (66) (2,524) (7) (64) (174) (31) — (3,054) Portfolio Income (Loss) $ 60 $ (1,439) $ 536 $ 5,065 $ 60 $ (875) $ (1,041) $ (1,028) $ (622) $ 716 Portfolio Income (Loss) Per Share $ 0.01 $ (0.24) $ 0.09 $ 0.83 $ 0.01 $ (0.14) $ (0.16) $ (0.17) $ (0.09) $ 0.14 First Quarter Portfolio Income Attribution(10) 21

Investment Portfolio Overview (Unconsolidated) (*)

Portfolio Summary ($ in thousands) March 31, 2023	No. of Investments	Principal Balance	Amortized Cost	Fair Value	Borrowings
Residential Whole Loans	11	$ 4,519	$ 4,569	$ 4,545	$ 3,598
Commercial Loans	5	80,705	80,691	79,182	48,032
Non-Agency CMBS, including IOs	12	103,890	100,821	69,514	44,443
Agency and Non-Agency RMBS, including IOs	42	163,512	154,289	152,813	58,255
Residential Bridge Loans	4	3,091	3,091	2,782	—
Other Securities(7)	7	34,644	27,508	24,857	16,962
	81	**$ 390,361**	**$ 370,969**	**$ 333,693**	**$ 171,290**

Investment Type



20.8%
45.8%
23.7%
1.4%
0.8%
7.4%
Commercial Loans
Non-Agency CMBS
Agency and Non-Agency RMBS
Residential Whole-Loans
Other Securities
Residential Bridge Loans

Property Type



48.1%
17.6%
4.0%
7.0%
3.1%
9.9%
7.8%
2.4%
Retail and Entertainment
Residential
Hotel
Nursing Home/Assisted Living Facilities
Mixed Use
Multifamily
Office
Other

*Includes the value of the retained interest or acquired security of the VIEs (CSMC USA, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2) held by the Company and excludes the asset and liabilities associated with each of consolidated trusts (CSMC 2014, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2). See page 20 for reconciliation to GAAP basis portfolio composition.

22

Please refer to page 31 for footnote disclosures.

Western Asset Mortgage Capital Corp.

*Excludes consolidation of VIE Trusts required under GAAP Please refer to page 31 for footnote disclosures. Total Investment Portfolio ($ in thousands) March 31, 2023 Consolidated (As Reported) Investments of Consolidated VIEs Interest in securities of VIEs owned Unconsolidated (Non GAAP) Residential Whole Loans $ 1,074,417 $ (1,069,872) $ — $ 4,545 Commercial Loans 79,182 — — 79,182 Non-Agency CMBS, including IOs 62,682 — 6,832 69,514 Agency and Non-Agency RMBS, including IOs(14) 25,288 — 127,525 152,813 Securitized Commercial Loan(6) 1,088,224 (1,088,224) — — Residential Bridge Loans 2,782 — — 2,782 Other Securities(7) 24,857 — — 24,857 Real Estate Owned 2,256 — — 2,256 Total $ 2,359,688 $ (2,158,096) $ 134,357 $ 335,949 Adjusted* Portfolio Composition 23

Repurchase Agreement Financing March 31, 2023 Repurchase Agreement Borrowings Weighted Average Interest Rate on Borrowings Outstanding at end of period Weighted Average Remaining Maturity (days) Short-Term Borrowings Agency RMBS $ 284 5.63% 31 Non-Agency RMBS 38,842 7.96% 116 Residential Whole Loans — —% 0 Residential Bridge Loans — —% 0 Commercial Loans — —% 0 Other securities(7) — —% 0 Total short term borrowings $ 39,126 7.94% 115 Long-Term Borrowings: Non-Agency CMBS and Non-Agency RMBS Facility Non-Agency CMBS 44,443 6.74% 32 Non-Agency RMBS 19,129 6.82% 32 Other Securities(7) 16,962 6.83% 32 Subtotal 80,534 6.78% 32 Residential Whole Loan Facility Residential Whole Loans 3,598 7.17% 208 Commercial Whole Loan Facility Commercial Loans 48,032 6.81% 217 Total long term borrowings 132,164 6.80% 104 Repurchase agreements borrowings $ 171,290 7.06% 107 Please refer to page 31 for footnote disclosures. Financing ($ in thousands) 24

Long-Term Financing Facilities Residential Whole Loan Financing Facility • As of March 31, 2023, the outstanding borrowing under this facility was $3.6 million as of March 31, 2023. The borrowing is secured by Non-QM residential whole loans with a fair value of $3.4 million and one REO property with a carrying value of $2.3 million. Commercial Whole Loan Facility • As of March 31, 2023, the Company had approximately $48.0 million in borrowings, with an interest rate of SOFR plus 2.25% under its commercial whole loan facility. The borrowing is secured by commercial loans that are held in CRE LLC with an estimated fair market value of $65.7 million. Non-Agency CMBS and Non-Agency RMBS Facility • As of March 31, 2023, the outstanding balance under this facility was $80.5 million. It bears an interest rate of SOFR plus 2.00%. The borrowing is secured by investments with a fair market value of $108.5 million as of March 31, 2023. Convertible Senior Unsecured Notes • As of March 31, 2023, the Company had $86.3 million aggregate principal amount outstanding of 6.75% convertible senior unsecured notes due in 2024. Financing (Continued) 25

Financing (Continued)

Non-Recourse Financings

Residential Mortgage-Backed Notes

The residential mortgage-backed notes issued by the Company for the Arroyo Trust 2019-2, the Arroyo Trust 2020-1, the Arroyo Trust 2022-1, and the Arroyo Trust 2022-2 securitizations can only be settled with the residential loans that serve as collateral for the securitized debt and are non-recourse to the Company. The Arroyo 2019-2 and Arroyo 2020-1 notes are carried at amortized cost on the Company's Consolidated Balance Sheets, while the Arroyo 2022-1 and Arroyo 2022-2 notes are carried at fair value on the Company's Consolidated Balance Sheets. The Company retained the subordinate bonds for these Trusts regardless of accounting treatment. These bonds had a fair market value of $31.5 million, $21.3 million, $35.4 million, and $39.3 million respectively, at March 31, 2023. The retained subordinate bonds for the securitizations are eliminated in consolidation.

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2019 securitization at March 31, 2023 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:[8]				
Class A-1	$ 159,413	3.3%	$ 159,413	4/25/2049
Class A-2	8,549	3.5%	8,549	4/25/2049
Class A-3	13,545	3.8%	13,545	4/25/2049
Class M-1	25,055	4.8%	25,055	4/25/2049
	206,562		206,562	
Less: Unamortized Deferred Financing Cost	N/A		2,382	
Total	**$ 206,562**		**$ 204,180**	

The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2020 securitization at March 31, 2023 (dollars in thousands):

Classes	Principal Balance	Coupon	Carrying Value	Contractual Maturity
Offered Notes:[8]				
Class A-1A	$ 71,442	1.7%	$ 71,442	3/25/2055
Class A-1B	8,477	2.1%	8,477	3/25/2055
Class A-2	13,518	2.9%	13,518	3/25/2055
Class A-3	17,963	3.3%	17,963	3/25/2055
Class M-1	11,739	4.3%	11,739	3/25/2055
Subtotal	123,139		123,139	
Less: Unamortized Deferred Financing Costs	N/A		1,421	
Total	**$ 123,139**		**$ 121,718**	

26

Please refer to page 31 for footnote disclosures.

Western Asset Mortgage Capital Corp.

Financing (Continued) The following table summarizes the residential mortgage-backed notes issued by the Company's Arroyo Trust 2022-1 securitization at March 31, 2023 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Offered Notes:(8) Class A-1A $ 207,475 2.5% $ 190,278 12/25/2056 Class A-1B 82,942 3.3% 73,339 12/25/2056 Class A-2 21,168 3.6% 17,002 12/25/2056 Class A-3 28,079 3.7% 20,975 12/25/2056 Class M-1 17,928 3.7% 12,649 12/25/2056 Subtotal 357,592 314,243 Less: Unamortized Deferred Financing Cost N/A — Total $ 357,592 $ 314,243 The following table summarizes the residential mortgage-backed notes by the Company's Arroyo Trust 2022-2 securitization at March 31, 2023 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Offered Notes:(8) Class A-1 $ 260,794 5.0% $ 254,516 7/25/2057 Class A-2 22,199 5.0% 21,549 7/25/2057 Class A-3 27,050 5.0% 25,947 7/25/2057 Class M-1 17,694 5.0% 15,808 7/25/2057 Subtotal 327,737 317,820 Financing Cost N/A — Total $ 1,370,691 $ 1,081,392 27

Financing (Continued) Commercial Mortgage backed Notes As of March 31, 2023, the Company had one consolidated commercial mortgage-backed variable interest entities that had an aggregate securitized debt balance of $1.1 billion. The securitized debt of the trust can only be settled with the collateral held by the trust and is non-recourse to the Company. The Company holds an interest in a subordinate bond in CMSC 2014 USA securitization and this bond had a fair market value of $6.8 million at March 31, 2023. The retained subordinate bond is not reflected in the below tables because is is eliminated in consolidation. The following table summarizes CSMC 2014 USA's commercial mortgage pass-through certificates at March 31, 2023 (dollars in thousands): Classes Principal Balance Coupon Carrying Value Contractual Maturity Class A-1 $ 120,391 3.3% $ 109,142 9/11/2025 Class A-2 531,700 4.0% 482,927 9/11/2025 Class B 136,400 4.2% 117,660 9/11/2025 Class C 94,500 4.3% 77,566 9/11/2025 Class D 153,950 4.4% 115,780 9/11/2025 Class E 180,150 4.4% 99,911 9/11/2025 Class F 153,600 4.4% 70,434 9/11/2025 Class X-1 (interest only) n/a 0.7% 6,604 9/11/2025 Class X-2 (interest only) n/a 0.2% 1,368 9/11/2025 $ 1,370,691 1,081,392 28

Subsequent Events • On May 2, 2023, the Company secured a new financing facility for its Non-Agency CMBS and Non- Agency RMBS portfolios, maturing in May 2024, with an initial amount outstanding of $60.0 million. 30

(1) As of March 31, 2023. (2) Distributable Earnings is a non-GAAP financial measure that is used by us to approximate cash yield or income associated with our portfolio and is defined as GAAP net income (loss) as adjusted, excluding, net realized gain (loss) on investments and termination of derivative contracts, net unrealized gain (loss) on investments and debt, net unrealized gain (loss) resulting from mark-to-market adjustments on derivative contracts, provision for income taxes, non-cash stock- based compensation expense, non-cash amortization of the convertible senior unsecured notes discount, one-time charges such as acquisition costs and impairment on loans and one-time events pursuant to changes in GAAP and certain other non-cash charges after discussions between us, our Manager and our Independent Directors and after approval by a majority of our independent directors. (3) Economic return, for any period, is calculated by taking the sum of (i) the total dividends declared and (ii) the change in net book value during the period and dividing by the beginning book value. (4) Non-GAAP measures which include interest income, interest expense, the cost of interest rate swaps and interest income on IOs and IIOs classified as derivatives, and are weighted averages for the period. Excludes the net income from the consolidation of VIE Trusts required under GAAP. (5) Economic book value is a non-GAAP financial measure of our financial position on an unconsolidated basis. The Company owns certain securities that represent a controlling variable interest, which under GAAP requires consolidation; however, the Company's economic exposure to these variable interests is limited to the fair value of the individual investments. Economic book value is calculated by taking the GAAP book value and 1) adding the fair value of the retained interest or acquired security of the VIEs held by the Company and 2) removing the asset and liabilities associated with each of consolidated trusts (CSMC 2014 USA, Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1 and Arroyo 2022-2). Management considers that Economic book value provides investors with a useful supplemental measure to evaluate our financial position as it reflects the actual financial interest of these investments irrespective of the variable interest consolidation model applied for GAAP reporting purposes. Economic book value does not represent and should not be considered as a substitute for Stockholders' Equity, as determined in accordance with GAAP, and our calculation of this measure may not be comparable to similarly titled measures reported by other companies. (6) At March 31, 2023, the Company held an $6.8 million Non-Agency CMBS security which resulted in the consolidation of a variable interest entity. The Securitized Commercial loan value represents the estimate fair market value of collateral within the variable interest entity. (7) At March 31, 2023 Other Securities include GSE Credit Risk Transfer securities with an estimated fair value of $23.6 million and student loans ABS with a fair value of $1.2 million. (8) The subordinate notes were retained by the Company. (9) Non-GAAP measure which includes net interest margin (as defined in footnote 4) and realized and unrealized gains or losses in the portfolio. (10) Non-GAAP measure which includes interest income on IO's and IIO's accounted for as derivatives and other income. (11) Includes miscellaneous fees and interest on cash investments. (12) Non-GAAP measure which includes net unrealized losses on IO's and IIO's accounted for as derivatives. (13) The original FICO score is not available for 226 loans with a principal balance of approximately $73.9 million at March 31, 2023. The Company has excluded these loans from the weighted average computations. (14) Borrowings reported for Agency and Non-Agency RMBS investments include borrowings for Arroyo 2019-2, Arroyo 2020-1, Arroyo 2022-1, and Arroyo 2022-2. These are eliminated in consolidation. Footnotes 29

Book Value Roll Forward ($ in thousands) Amounts in 000's Per Share GAAP Book Value at December 31, 2022 $ 94,804 $ 15.70 Common dividend (2,113) (0.35) 92,691 15.35 Portfolio Income Net Interest Margin 5,642 0.93 Realized gain (loss), net (85,002) (14.08) Unrealized gain (loss), net 90,319 14.96 Net portfolio income 10,959 1.82 Operating expenses (1,905) (0.32) Transaction costs — — General and administrative expenses, excluding equity based compensation (2,375) (0.39) Provision for taxes (12) — GAAP Book Value at March 31, 2023 $ 99,358 $ 16.46 Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned Arroyo 2019-2 373 0.06 Arroyo 2020-1 6,799 1.12 Arroyo 2022-1 (150) (0.02) Arroyo 2022-2 (473) (0.08) Economic Book Value at March 31, 2023 $ 105,907 $ 17.54 Adjustments to deconsolidate VIEs and reflect the Company's interest in the securities owned Deconsolidation of VIEs assets (2,175,404) (360.29) Deconsolidation VIEs liabilities 2,047,596 339.12 Interest in securities of VIEs owned, at fair value 134,357 22.25 Economic Book Value at March 31, 2023 $ 105,907 $ 17.54 30

Western Asset Mortgage Capital Corporation c/o Financial Profiles, Inc. 11601 Wilshire Blvd., Suite 1920 Los Angeles, CA 90025 www.westernassetmcc.com Investor Relations Contact: Larry Clark Tel: (310) 622-8223 lclark@finprofiles.com Contact Information 31